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                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

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[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           NEXAR TECHNOLOGIES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                           NEXAR TECHNOLOGIES, INC.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


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                           NEXAR TECHNOLOGIES, INC.
                               257 TURNPIKE ROAD
                       SOUTHBOROUGH, MASSACHUSETTS 01772
                                (508) 485-7900

                            NOTICE OF POSTPONEMENT
                       OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 22, 1998

      The Annual Meeting of Stockholders of Nexar Technologies, Inc. (the "Company") originally scheduled to be held on Monday, June 8, 1998 at 11:00 a.m., at the offices of McDermott, Will & Emery, 16th Floor, 75 State Street, Boston, Massachusetts, has been postponed to Monday, June 22, 1998 at 11:00 a.m. at the same location for the same purposes as set forth in the Notice of Meeting dated April 27, 1998 and mailed to stockholders commencing on April 30, 1998 (the "Notice"), which are:

      1.      To elect one director for a three-year term.

      2. To approve (a) issuances of shares of common stock of the Company upon coversion of shares of the Company's Series B Convertible Preferred Stock (all of which could be converted into common stock pursuant to a formula which includes a lower-than-market conversion price for the common stock) and upon the exercise of certain warrants, such approval being required for such issuances in the aggregate to exceed 2,001,810 shares of common stock, or approximately 20% of the outstanding common stock of the Company; and (b) the private placement sales of such preferred stock and such warrants.

      3. To ratify the Board of Director's selection of BDO Seidman, LLP as the Company's independent auditors for 1998.

      4. To transact such other business as may properly come before the meeting and any adjournments thereof.

      Stockholders of the Company are also hereby notified that Buster C. Glosson, the nominee for election as a director as set forth in the Proxy Statement mailed with the Notice of the meeting, has resigned as a director of the Company and withdrawn as a nominee for election as a director. The Board of Directors has nominated Steven Georgiev, an existing director of the Company, in substitution for Mr. Glosson as nominee, and as provided for in the Proxy Statement, proxies voted for Mr. Glosson will be voted in favor of Mr. Georgiev unless such proxies are revoked in the manner set forth in the Proxy Statement. Stockholders of record at the close of business on April 23, 1998 will be entitled to notice of and to vote at the meeting and any adjournments thereof.


                                  By Order of the Board of Directors,


                                  /s/ David A. Cifrino

                                  David A. Cifrino
                                  Secretary

Dated: June 1, 1998